Exhibit 99.1

WhiteHorse Finance, Inc. Announces First Quarter 2022 Earnings Results and Declares Quarterly Distribution of $0.355 Per Share

NEW YORK, May 10, 2022 /PRNewswire/ -- WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its financial results for the quarter ended March 31, 2022. In addition, the Company’s board of directors has declared a distribution of $0.355 per share with respect to the quarter ending June 30, 2022. The distribution will be payable on July 5, 2022 to stockholders of record as of June 20, 2022.

First Quarter 2022 Summary Highlights

●Net Asset Value of $347.9 million, or $14.99 per share
●Investment portfolio(1) totaling $800.4 million
●STRS JV investment portfolio totaling $312.8 million
●Gross investment deployments(2) of $83.6 million for the first quarter, including new originations of $69.5 million and $14.1 million of fundings for add-ons to existing investments
●Net investment income of $8.5 million, or $0.368 per share
●Core net investment income of $7.9 million, or $0.344 per share(3)
●First quarter distribution of $0.355 per share

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer, commented, “This past quarter was another active period for capital deployments with WhiteHorse successfully deploying a total of $83.6 million, a record amount for any first quarter in our history. Following the exit from our position in Grupo HIMA and the restructuring of PlayMonster, we ended the quarter with no debt investment on non-accrual status, allowing us to focus all of our resources on managing our directly originated assets that make up the majority of our portfolio as well as sourcing future originations. Importantly, we believe our investment portfolio is well-positioned to benefit from a rising interest rate environment as nearly 100% of our debt portfolio is comprised of floating rate debt investments. We are likewise confident, given the modest leverage levels that we underwrite our loans to, that the majority of our portfolio companies will be able to service our debt in a rising interest rate environment. The lending market remains active and competitive, and our pipeline for future deal flow remains strong due in part to our differentiated three-tiered sourcing approach and relationship with the leading H.I.G. platform. This has allowed us to adhere to our disciplined deal sourcing and rigorous underwriting standards to maintain and grow a healthy portfolio, generating robust cash flows to support our dividend and ultimately creating value for our shareholders.”

Portfolio and Investment Activity

As of March 31, 2022, the fair value of WhiteHorse Finance’s investment portfolio was $800.4 million, compared with $819.2 million as of December 31, 2021. The portfolio as of March 31, 2022 consisted of 111 positions across 68 companies with a weighted average effective yield of 9.2% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV (as defined below)) was $7.7 million with the overall portfolio comprised of approximately 81.0% first lien secured loans, 3.0% second lien secured loans, 3.4% equity and 12.6% in investments in STRS JV. Almost all loans were variable rate investments (primarily indexed to the London Interbank Offered Rate or Secured Overnight Financing Rate) with fixed rate securities representing only 0.4% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended March 31, 2022, WhiteHorse Finance made investments in six new portfolio companies for a total of $69.5 million, added a total of $14.1 million to existing portfolio companies, and made net fundings of $1.8 million to revolver loans. Proceeds from sales and repayments totaled approximately $45.1 million for the three months ended March 31, 2022, driven by five full realizations in LHS Borrower, LLC, DCA Investment Holding, LLC, Epiphany Business Services, LLC, AST-Applications Software Technology LLC and Grupo HIMA San Pablo, Inc.

In addition to the transactions discussed above, during the three months ended March 31, 2022, WhiteHorse Finance transferred assets comprised of six new portfolio companies, five add-ons and the remaining portion of three previously transferred deals totaling $82.7 million to STRS JV in exchange for a net investment in STRS JV of $25.0 million as well as cash proceeds of $57.7 million.

WHF STRS Ohio Senior Loan Fund LLC

As of March 31, 2022, STRS JV’s portfolio totaled $312.8 million, consisted of 33 portfolio companies and had a weighted average effective yield of 7.9% on its portfolio.

Results of Operations

For the three months ended March 31, 2022, the Company’s net investment income was approximately $8.5 million, compared with approximately $7.6 million for the same period in the prior year, representing an increase of approximately 11.8%. The increase in net investment income for the year-over-year period was primarily attributable to higher investment income from interest income and STRS JV due to a larger portfolio size in both the Company and STRS JV. This was partially offset by higher interest expense incurred due to higher leverage balances. For the three months ended March 31, 2022, the Company’s investment in STRS JV generated an annualized, gross investment yield of approximately 12.0%.

For the three months ended March 31, 2022, core net investment income(3) was $7.9 million, or $0.344 per share, compared with $7.7 million, or $0.375 per share for the same period in the prior year.

For the three months ended March 31, 2022, WhiteHorse Finance reported a net realized and unrealized loss on investments and foreign currency transactions of $2.8 million. This compares with a net realized and unrealized gain on investments and foreign currency transactions of $0.6 million for the three months ended March 31, 2021. The decrease for the year-over-year period was primarily attributable to net losses generated from Grupo HIMA San Pablo, Inc. realization.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $5.7 million for the three months ended March 31, 2022, which compares with a net increase of $8.2 million the three months ended March 31, 2021.

WhiteHorse Finance’s net asset value was $347.9 million, or $14.99 per share, as of March 31, 2022, compared with $349.8 million, or $15.10 per share, as of December 31, 2021.

Liquidity and Capital Resources

As of March 31, 2022, WhiteHorse Finance had cash and cash equivalents of $21.3 million, compared with $22.5 million as of December 31, 2021, inclusive of restricted cash. As of March 31, 2022, the Company also had $51.2 million of undrawn capacity under its revolving credit facility.

Distributions

The Company's Board of Directors has declared a distribution of $0.355 per share with respect to the quarter ending June 30, 2022. The distribution will be payable on July 5, 2022 to stockholders of record as of June 20, 2022.

On March 3, 2022, the Company declared a distribution of $0.355 per share for the quarter ended March 31, 2022, consistent with distributions declared for the thirty-eighth consecutive quarter since the Company’s initial public offering. The distribution was paid on April 4, 2022 to stockholders of record as of March 25, 2022.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company’s periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its first quarter results for the period ended March 31, 2022 at 12:00 p.m. ET on Tuesday, May 10, 2022. To access the teleconference, please dial 866-518-6930 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference Conference ID #WHFQ122. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through May 17, 2022. The teleconference replay can be accessed by dialing 800-938-2243 (domestic and international). A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers,

LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with over $47 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $100.8 million, at fair value.

(2) Excludes investments made in STRS JV.

(3) “Core net investment income” is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company’s financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses nor did the Company incur any costs with refinancing any of its indebtedness for the quarters ended March 31, 2022 and March 31, 2021.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended March 31, 2022 and March 31, 2021 (in thousands, except per share data):

	March 31, 2022		March 31, 2021
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$8,539	$0.368	$7,600	$0.370
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	(566)	(0.024)	114	0.005
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$7,973	$0.344	$7,714	$0.375

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	March 31, 2022	December 31, 2021
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$686,253	$736,727
Non-controlled affiliate company investments	13,342	6,874
Controlled affiliate company investments	100,776	75,607
Total investments, at fair value (amortized cost $798,251 and $831,960, respectively)	800,371	819,208
Cash and cash equivalents	2,454	12,185
Restricted cash and cash equivalents	18,262	9,814
Restricted foreign currency (cost of $550 and $464, respectively)	556	469
Interest and dividend receivable	6,767	7,521
Amounts receivable on unsettled investment transactions	7,916	—
Escrow receivable	1,309	515
Prepaid expenses and other receivables	879	1,307
Receivable for common stock issued	247	—
Total assets	$838,761	$851,019

Liabilities
Debt	$467,857	$475,958
Distributions payable	8,234	8,222
Management fees payable	3,952	3,766
Incentive fees payable	5,445	7,958
Interest payable	3,548	2,087
Accounts payable and accrued expenses	1,136	2,438
Advances received from unfunded credit facilities	666	839
Unrealized depreciation on foreign currency forward contracts	4	—
Total liabilities	490,842	501,268

Commitments and contingencies

Net assets
Common stock, 23,211,413 and 23,162,667 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	23	23
Paid-in capital in excess of par	339,856	339,161
Accumulated earnings	8,040	10,567
Total net assets	347,919	349,751
Total liabilities and total net assets	$838,761	$851,019
Number of shares outstanding	23,211,413	23,162,667
Net asset value per share	$14.99	$15.10

WhiteHorse Finance, Inc.

Consolidated Statements of Operations

(Unaudited)

(in thousands, except share and per share data)

	Three months ended March 31,
	2022	2021
Investment income
From non-controlled/non-affiliate company investments
Interest income	$16,741	$14,812
Fee income	462	771
Dividend income	89	44
From non-controlled affiliate company investments
Interest income	60	—
Dividend income	131	250
From controlled affiliate company investments
Interest income	1,127	719
Dividend income	1,424	1,374
Total investment income	20,034	17,970
Expenses
Interest expense	4,774	3,802
Base management fees	3,952	3,344
Performance-based incentive fees	1,427	2,042
Administrative service fees	171	171
General and administrative expenses	947	821
Total expenses	11,271	10,180
Net investment income before excise tax	8,763	7,790
Excise tax	224	190
Net investment income after excise tax	8,539	7,600

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	(18,184)	8,160
Non-controlled affiliate company investments	—	—
Foreign currency transactions	(281)	1
Foreign currency forward contracts	—	—
Net realized gains (losses)	(18,465)	8,161
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	17,117	(6,975)
Non-controlled affiliate company investments	(1,621)	(434)
Controlled affiliate company investments	169	(120)
Translation of assets and liabilities in foreign currencies	(28)	(62)
Foreign currency forward contracts	(4)	(1)
Net change in unrealized appreciation (depreciation)	15,633	(7,592)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(2,832)	569
Net increase in net assets resulting from operations	$5,707	$8,169

Per Common Share Data
Basic and diluted earnings per common share	$0.25	$0.40
Dividends and distributions declared per common share	$0.36	$0.36
Basic and diluted weighted average common shares outstanding	23,190,656	20,551,565

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Asset Management & Custody Banks
JZ Capital Partners Ltd.(4)(5)	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	01/26/22	01/26/27	10,286	$10,087	$10,087	2.90%
JZ Capital Partners Ltd.(4)(5)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.00%	8.00%	01/26/22	01/26/27	—	—	—	—
								10,087	10,087	2.90
Air Freight & Logistics
Access USA Shipping, LLC (d/b/a MyUS.com)	First Lien Secured Term Loan	1.50%	L+ 8.00%	9.50%	02/08/19	02/08/24	4,864	4,837	4,864	1.40
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	07/12/21	07/12/26	11,461	11,265	11,347	3.26
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.25%	07/12/21	07/12/26	—	—	8	—
								16,102	16,219	4.66
Application Software
Atlas Purchaser, Inc. (d/b/a Aspect Software)	Second Lien Secured Term Loan	0.75%	L+ 9.00%	9.75%	05/03/21	05/07/29	15,000	14,600	14,850	4.26
Education Networks of America, Inc.	First Lien Secured Term Loan	1.00%	L+ 5.50%	6.50%	11/30/21	10/27/26	4,680	4,483	4,680	1.35
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.01%	06/14/19	12/29/22	3,205	3,191	3,205	0.92
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.00%	06/14/19	12/29/22	169	168	169	0.05
								22,442	22,904	6.58
Automotive Retail
Team Car Care Holdings, LLC (Heartland Auto)(12)	First Lien Secured Term Loan	1.00%	Base rate+ 7.98%	9.02%	02/16/18	06/28/24	15,055	14,973	14,980	4.31
								14,973	14,980	4.31
Broadcasting
Coastal Television Broadcasting Group LLC	First Lien Secured Term Loan	1.00%	SF+ 6.50%	7.50%	12/30/21	12/30/26	8,191	8,035	8,035	2.31
Coastal Television Broadcasting Group LLC(7)	First Lien Secured Revolving Loan	1.00%	SF+ 6.50%	7.50%	12/30/21	12/30/26	—	—	—	—
								8,035	8,035	2.31
Building Products
PFB Holdco, Inc. (d/b/a PFB Corporation)(13)	First Lien Secured Term Loan	1.00%	C+ 6.50%	7.50%	12/17/21	12/17/26	9,004	6,911	7,069	2.02
PFB Holdco, Inc. (d/b/a PFB Corporation)(7)(13)	First Lien Secured Revolving Loan	1.00%	C+ 6.50%	7.50%	12/17/21	12/17/26	—	—	—	—
PFB Holdco, Inc. (d/b/a PFB Corporation)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	12/17/21	12/17/26	2,193	2,151	2,151	0.62
PFB Holdco, Inc. (d/b/a PFB Corporation)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	12/17/21	12/17/26	—	—	—	—
Trimlite Buyer LLC (d/b/a Trimlite LLC)(5)(13)	First Lien Secured Term Loan	1.00%	C+ 6.50%	7.71%	07/27/21	07/27/26	22,833	17,881	18,249	5.25
Trimlite Buyer LLC (d/b/a Trimlite LLC)(5)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	07/27/21	07/27/26	491	482	508	0.15
								27,425	27,977	8.04
Cable & Satellite
Bulk Midco, LLC(15)	First Lien Secured Term Loan	1.00%	L+ 7.64%	9.13%	06/08/18	06/08/23	14,922	14,869	14,475	4.16
								14,869	14,475	4.16
Commodity Chemicals
Flexitallic Group SAS	First Lien Secured Term Loan	1.00%	L+ 7.50%	8.51% (8.01% Cash + 0.50% PIK)	10/28/19	10/29/26	15,702	15,062	15,337	4.41
								15,062	15,337	4.41
Construction & Engineering
Tensar Corporation	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.76%	11/20/20	08/20/25	6,913	6,789	7,051	2.03
								6,789	7,051	2.03
Construction Materials
Claridge Products and Equipment, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.51%	12/30/20	12/29/25	7,621	7,506	7,468	2.14
Claridge Products and Equipment, LLC(7)(12)	First Lien Secured Revolving Loan	1.00%	Base rate+ 5.64%	9.21%	12/30/20	12/29/25	596	588	584	0.17

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
								8,094	8,052	2.31
Consumer Finance
Maxitransfers Blocker Corp.	First Lien Secured Term Loan	1.00%	L+ 8.50%	9.51%	10/07/20	10/07/25	8,478	8,337	8,478	2.44
Maxitransfers Blocker Corp.(4)(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.50%	9.51%	10/07/20	10/07/25	—	—	17	—
								8,337	8,495	2.44
Data Processing & Outsourced Services
Escalon Services Inc.	First Lien Secured Term Loan	1.00%	L+ 10.30%	11.30% (10.60% Cash + 0.70% PIK)	12/04/20	12/04/25	17,259	16,471	16,991	4.88
Future Payment Technologies, L.P.	First Lien Secured Term Loan	1.00%	L+ 8.25%	9.25%	12/23/16	06/07/24	23,845	23,668	23,785	6.84
								40,139	40,776	11.72
Department Stores
Mills Fleet Farm Group, LLC	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	10/24/18	10/24/24	13,538	13,342	13,538	3.89
								13,342	13,538	3.89
Distributors
Crown Brands LLC(19)	Second Lien Secured Term Loan	1.50%	L+ 10.50%	12.00%	12/15/20	01/08/26	4,383	4,304	3,507	1.01
Crown Brands LLC(19)	Second Lien Secured Delayed Draw Loan	1.50%	L+ 10.50%	12.00%	12/15/20	01/08/26	651	651	521	0.15
								4,955	4,028	1.16
Diversified Chemicals
Manchester Acquisition Sub LLC (d/b/a Draslovka Holding AS)	First Lien Secured Term Loan	0.75%	SF+ 5.75%	6.50%	11/16/21	11/16/26	7,980	7,582	7,712	2.22
Sklar Holdings, Inc. (d/b/a Starco)	First Lien Secured Term Loan	1.00%	L+ 9.75%	10.75% (8.75% Cash + 2.00% PIK)	11/13/19	05/13/23	7,390	7,307	7,020	2.02
								14,889	14,732	4.24
Diversified Support Services
NNA Services, LLC	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.76%	08/27/21	08/27/26	11,521	11,394	11,465	3.30
								11,394	11,465	3.30
Education Services
EducationDynamics, LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00% (7.50% Cash + 0.50% PIK)	09/15/21	09/15/26	13,251	13,015	13,004	3.73
EducationDynamics, LLC(4)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.00%	8.00% (7.50% Cash + 0.50% PIK)	09/15/21	09/15/26	—	—	(1)	—
EducationDynamics, LLC(7)	First Lien Secured Revolving Loan	1.00%	P+ 5.50%	9.00%	09/15/21	09/15/26	240	236	235	0.07
EducationDynamics, LLC(4)	Subordinated Unsecured Term Loan	N/A	4.00%	4.00%	09/15/21	03/15/27	167	167	167	0.05
								13,418	13,405	3.85
Electric Utilities
CleanChoice Energy, Inc. (d/b/a CleanChoice)	First Lien Secured Term Loan	1.00%	L+ 7.25%	8.25%	10/12/21	10/12/26	10,500	10,310	10,290	2.96
								10,310	10,290	2.96
Environmental & Facilities Services
Industrial Specialty Services USA LLC	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.26%	12/31/21	12/31/26	11,977	11,750	11,750	3.38
Industrial Specialty Services USA LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.25%	12/31/21	12/31/26	709	696	696	0.20
RLJ Pro-Vac, Inc. (d/b/a Pro-Vac)	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.26%	12/31/21	12/31/26	8,753	8,587	8,587	2.47
RLJ Pro-Vac, Inc. (d/b/a Pro-Vac)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.26%	12/31/21	12/31/26	—	—	—	—
								21,033	21,033	6.05
Health Care Facilities
Bridgepoint Healthcare, LLC	First Lien Secured Term Loan	1.00%	L+ 7.75%	8.75%	10/05/21	10/05/26	10,840	10,644	10,731	3.08
Bridgepoint Healthcare, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.75%	8.75%	10/05/21	10/05/26	—	—	6	—
Bridgepoint Healthcare, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.75%	8.75%	10/05/21	10/05/26	—	—	13	—
								10,644	10,750	3.08

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Health Care Services
CHS Therapy, LLC	First Lien Secured Term Loan A	1.50%	L+ 9.00%	10.50% (10.00% Cash + 0.50% PIK)	06/14/19	06/14/24	7,203	7,143	7,203	2.07
CHS Therapy, LLC	First Lien Secured Term Loan C	1.50%	L+ 9.00%	10.50% (10.00% Cash + 0.50% PIK)	10/07/20	06/14/24	886	876	886	0.25
IvyRehab Intermediate II, LLC (d/b/a Ivy Rehab)	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	12/04/20	12/04/24	17,322	17,098	17,322	4.98
IvyRehab Intermediate II, LLC (d/b/a Ivy Rehab)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.75%	7.75%	12/04/20	12/04/24	2,908	2,873	2,883	0.83
IvyRehab Intermediate II, LLC (d/b/a Ivy Rehab)(7)	First Lien Secured Revolving Loan	1.00%	P+ 5.75%	9.25%	12/04/20	12/04/24	142	140	147	0.04
Lab Logistics, LLC	First Lien Secured Term Loan	1.00%	L+ 7.25%	8.25%	10/16/19	09/25/23	1,153	1,139	1,153	0.33
Lab Logistics, LLC	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.25%	8.25%	10/16/19	09/25/23	5,170	5,156	5,170	1.49
PG Dental New Jersey Parent, LLC	First Lien Secured Term Loan	1.00%	L+ 9.75%	10.75% (9.25% Cash + 1.50% PIK)	11/25/20	11/25/25	15,177	14,932	13,963	4.01
PG Dental New Jersey Parent, LLC	First Lien Secured Revolving Loan	1.00%	L+ 9.75%	10.75% (9.25% Cash + 1.50% PIK)	11/25/20	11/25/25	704	692	647	0.19
								50,049	49,374	14.19
Health Care Supplies
ABB/Con-cise Optical Group LLC (d/b/a ABB Optical Group, LLC)	First Lien Secured Term Loan	0.75%	L+ 7.50%	8.26%	02/23/22	02/23/28	21,736	21,202	21,202	6.09
ABB/Con-cise Optical Group LLC (d/b/a ABB Optical Group, LLC)(7)	First Lien Secured Revolving Loan	0.75%	Base rate+ 6.83%	9.77%	02/23/22	02/23/28	838	817	817	0.23
								22,019	22,019	6.32
Heavy Electrical Equipment
PPS CR Acquisition, Inc. (d/b/a Power Plant Services)	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.26%	06/25/21	06/25/26	11,095	10,906	10,984	3.16
PPS CR Acquisition, Inc. (d/b/a Power Plant Services)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.26%	06/25/21	06/25/24	104	103	118	0.03
								11,009	11,102	3.19
Home Furnishings
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	10/12/21	10/12/26	19,984	19,622	19,739	5.67
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	10/12/21	10/12/26	—	—	15	—
Sure Fit Home Products, LLC	First Lien Secured Term Loan	1.00%	L+ 9.75%	10.76%	04/12/21	07/13/23	4,877	4,807	4,146	1.19
								24,429	23,900	6.86
Household Products
The Kyjen Company, LLC (d/b/a Outward Hound)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	04/05/21	04/05/26	11,374	11,237	11,374	3.27
The Kyjen Company, LLC (d/b/a Outward Hound)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	04/05/21	04/05/26	258	255	266	0.08
								11,492	11,640	3.35
Interactive Media & Services
What If Holdings, LLC (d/b/a What If Media Group, LLC)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	10/02/19	10/02/24	18,725	18,509	18,725	5.38
								18,509	18,725	5.38
Internet & Direct Marketing Retail
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Term Loan	1.50%	L+ 10.00%	11.50% (9.50% Cash + 2.00% PIK)	08/28/20	08/28/25	12,654	12,435	12,527	3.60
BBQ Buyer, LLC (d/b/a BBQ Guys)(7)	First Lien Secured Delayed Draw Loan	1.50%	L+ 10.00%	11.50% (9.50% Cash + 2.00% PIK)	12/02/21	08/28/25	2,580	2,532	2,561	0.74
Luxury Brand Holdings, Inc. (d/b/a Ross-Simons, Inc.)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	12/04/20	06/04/26	5,925	5,835	5,925	1.70
Potpourri Group, Inc.	First Lien Secured Term Loan	1.50%	L+ 8.25%	9.75%	07/03/19	07/03/24	17,034	16,861	17,034	4.90
								37,663	38,047	10.94
Investment Banking & Brokerage
JVMC Holdings Corp. (fka RJO Holdings Corp)	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	02/28/19	02/28/24	12,512	12,464	12,512	3.60

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
								12,464	12,512	3.60
IT Consulting & Other Services
ATSG, Inc.	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	11/12/21	11/12/26	13,965	13,707	13,713	3.94
								13,707	13,713	3.94
Leisure Facilities
Honors Holdings, LLC (d/b/a Orange Theory)(16)	First Lien Secured Term Loan	1.00%	L+ 7.92%	8.92% (8.42% Cash + 0.50% PIK)	09/06/19	09/06/24	9,440	9,322	9,345	2.69
Honors Holdings, LLC (d/b/a Orange Theory)(16)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.63%	8.63% (8.05% Cash + 0.58% PIK)	09/06/19	09/06/24	4,649	4,613	4,603	1.32
Lift Brands, Inc. (d/b/a Snap Fitness)	First Lien Secured Term Loan A	1.00%	L+ 7.50%	8.50%	06/29/20	06/29/25	5,617	5,560	5,581	1.60
Lift Brands, Inc. (d/b/a Snap Fitness)	First Lien Secured Term Loan B	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	06/29/25	1,309	1,291	1,274	0.37
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(9)	First Lien Secured Term Loan C	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	NA	1,268	1,265	1,227	0.35
								22,051	22,030	6.33
Leisure Products
Playmonster Group LLC(6)(20)(22)	First Lien Secured Term Loan	1.00%	L+ 8.00%	9.00% (0.00% Cash + 9.00% PIK)	01/24/22	06/08/26	2,985	2,985	2,985	0.86
PlayMonster LLC(6)(7)	First Lien Secured Revolving Loan	0.25%	L+ 1.75%	2.10%	01/24/22	06/08/26	1,044	1,044	1,044	0.30
								4,029	4,029	1.16
Life Sciences Tools & Services
LSCS Holdings, Inc. (d/b/a Eversana Life Science Services, LLC)	Second Lien Secured Term Loan	0.50%	L+ 8.00%	8.50%	11/23/21	12/16/29	5,000	4,928	4,902	1.41
								4,928	4,902	1.41
Office Services & Supplies
American Crafts, LC	First Lien Secured Term Loan	1.00%	L+ 8.50%	9.50%	05/28/21	05/28/26	8,351	8,248	8,238	2.37
American Crafts, LC	First Lien Secured Delayed Draw Loan	1.00%	L+ 8.50%	9.50%	01/25/22	05/28/26	1,403	1,376	1,376	0.40
Empire Office, Inc.	First Lien Secured Term Loan	1.50%	L+ 6.50%	8.00%	04/12/19	04/12/24	12,443	12,313	12,350	3.55
Empire Office, Inc.(4)(7)	First Lien Secured Delayed Draw Loan	1.50%	L+ 6.50%	8.00%	08/17/21	04/12/24	—	—	(40)	(0.01)
								21,937	21,924	6.31
Packaged Foods & Meats
Lenny & Larry's, LLC(17)	First Lien Secured Term Loan	1.00%	L+ 7.83%	8.83% (7.68% Cash + 1.15% PIK)	05/15/18	05/15/23	11,185	11,137	10,907	3.14
								11,137	10,907	3.14
Personal Products
Inspired Beauty Brands, Inc.	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	12/30/20	12/30/25	12,117	11,935	12,117	3.48
Inspired Beauty Brands, Inc.(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.00%	12/30/20	12/30/25	—	—	8	—
								11,935	12,125	3.48
Research & Consulting Services
Aeyon LLC	First Lien Secured Term Loan	1.00%	SF+ 8.88%	9.88%	02/10/22	02/10/27	8,978	8,803	8,801	2.53
ALM Media, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.51%	11/25/19	11/25/24	13,978	13,830	13,838	3.98
Nelson Worldwide, LLC	First Lien Secured Term Loan	1.00%	L+ 10.25%	11.25% (10.25% Cash + 1.00% PIK)	01/09/18	01/09/23	9,719	9,682	9,547	2.74
								32,315	32,186	9.25
Specialized Consumer Services
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	11/16/21	11/16/27	12,968	12,722	12,729	3.66
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)(4)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.50%	7.50%	11/16/21	11/16/27	—	—	2	—
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)	First Lien Secured Term Loan	1.00%	L+ 8.00%	9.01%	09/30/21	09/30/26	11,608	11,399	11,384	3.27

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.00%	9.01%	09/30/21	09/30/26	—	—	(1)	—
True Blue Car Wash, LLC	First Lien Secured Term Loan	1.00%	SF+ 6.88%	7.88%	10/17/19	10/17/24	10,101	9,984	10,018	2.88
True Blue Car Wash, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	SF+ 6.50%	7.50%	10/17/19	10/17/24	1,845	1,817	1,831	0.53
								35,922	35,963	10.34
Specialized Finance
WHF STRS Ohio Senior Loan Fund LLC(4)(5)(9)(14)	Subordinated Note	N/A	L+ 6.50%	6.94%	07/19/19	N/A	80,000	80,000	80,000	22.99
								80,000	80,000	22.99
Systems Software
Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.01%	03/16/21	03/16/27	19,305	18,986	18,919	5.44
								18,986	18,919	5.44
Technology Hardware, Storage & Peripherals
Telestream Holdings Corporation	First Lien Secured Term Loan	1.00%	L+ 8.75%	9.75%	10/15/20	10/15/25	15,041	14,699	15,041	4.32
Telestream Holdings Corporation(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.75%	9.75%	10/15/20	10/15/25	—	—	30	0.01
								14,699	15,071	4.33

Total Debt Investments								$751,619	$752,717	216.35%

Equity Investments(23)
Advertising
Avision Holdings, LLC (d/b/a Avision Sales Group)(4)	Class A LLC Interests	N/A	N/A	N/A	12/15/21	N/A	200	$250	$208	0.06%
								250	208	0.06
Air Freight & Logistics
Motivational CIV, LLC (d/b/a Motivational Fulfillment)(4)	Class B Units	N/A	N/A	N/A	07/12/21	N/A	1,250	1,250	863	0.25
								1,250	863	0.25
Building Products
PFB Holdco, Inc. (d/b/a PFB Corporation)(4)(13)	Class A Units	N/A	N/A	N/A	12/17/21	N/A	1	423	432	0.12
								423	432	0.12
Data Processing & Outsourced Services
Escalon Services Inc.(4)	Warrants	N/A	N/A	N/A	12/04/20	N/A	709	476	1,644	0.47
								476	1,644	0.47
Diversified Support Services
Quest Events, LLC(4)	Preferred Units	N/A	N/A	N/A	12/28/18	12/08/25	317	317	71	0.02
ImageOne Industries, LLC(4)	Common A Units	N/A	N/A	N/A	09/20/19	N/A	225	—	122	0.04
								317	193	0.06
Education Services
Eddy Acquisitions, LLC (d/b/a EducationDynamics, LLC)(4)	Preferred Units	N/A	12.00%	12.00%	09/15/21	N/A	167	167	156	0.04
								167	156	0.04
Environmental & Facilities Services
BPII-JL Group Holdings LP (d/b/a Juniper Landscaping Holdings LLC)(4)	Class A Units	N/A	N/A	N/A	12/29/21	N/A	83	825	825	0.24
								825	825	0.24
Health Care Services
Lab Logistics, LLC(4)(21)	Preferred Units	N/A	14.00%	14.00% PIK	10/29/19	N/A	2	857	915	0.26
								857	915	0.26
Industrial Machinery
BL Products Parent, LP (d/b/a Bishop Lifting Products, Inc.)(4)	Class A Units	N/A	N/A	N/A	02/01/22	N/A	667	667	667	0.19

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
								667	667	0.19
Interactive Media & Services
What If Media Group, LLC(4)	Common Units	N/A	N/A	N/A	07/02/21	N/A	8	850	1,439	0.41
								850	1,439	0.41
Internet & Direct Marketing Retail
BBQ Buyer, LLC (d/b/a BBQ Guys)(4)	Shares	N/A	N/A	N/A	08/28/20	N/A	1,100	1,100	2,266	0.65
Ross-Simons Topco, LP (d/b/a Ross-Simons, Inc.)(4)	Preferred Units	N/A	8.00%	8.00% PIK	12/04/20	N/A	600	514	1,246	0.36
								1,614	3,512	1.01
Investment Banking & Brokerage
Arcole Holding Corporation(4)(5)(6)(18)	Shares	N/A	N/A	N/A	10/01/20	N/A	—	6,944	7,045	2.02
								6,944	7,045	2.02
IT Consulting & Other Services
CX Holdco LLC (d/b/a Cennox Inc.)(4)	Common Units	N/A	N/A	N/A	05/04/21	N/A	972	972	1,584	0.46
Keras Holdings, LLC (d/b/a KSM Consulting, LLC)(4)	Shares	N/A	N/A	N/A	12/31/20	N/A	496	496	496	0.14
								1,468	2,080	0.60
Leisure Facilities
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(4)	Class A Common Stock	N/A	N/A	N/A	06/29/20	N/A	2	1,941	199	0.06
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(4)	Warrants	N/A	N/A	N/A	06/29/20	06/28/28	1	793	81	0.02
								2,734	280	0.08
Leisure Products
Playmonster Group Equity, Inc. (d/b/a PlayMonster LLC)(4)(6)(8)(22)	Preferred Stock	N/A	14.00%	14.00% PIK	01/24/22	N/A	36	3,600	2,268	0.66
Playmonster Group Equity, Inc. (d/b/a PlayMonster LLC)(4)(6)(22)	Common Stock	N/A	N/A	N/A	01/24/22	N/A	72	460	—	—
								4,060	2,268	0.66
Other Diversified Financial Services
SFS Global Holding Company (d/b/a Sigue Corporation)(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	—	—	—	—
Sigue Corporation(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	22	2,890	3,490	1.00
								2,890	3,490	1.00
Specialized Consumer Services
Camp Facility Services Parent, LLC (d/b/a Camp Construction Services, Inc.)(4)	Preferred Units	N/A	10.00%	10.00% PIK	11/16/21	N/A	15	840	861	0.26
								840	861	0.26
Specialized Finance
WHF STRS Ohio Senior Loan Fund(4)(5)(14)	LLC Interests	N/A	N/A	N/A	07/19/19	N/A	20,000	20,000	20,776	5.97
								20,000	20,776	5.97

Total Equity Investments								$46,632	$47,654	13.70%

Total Investments								$798,251	$800,371	230.05%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2022

(in thousands)

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, the Secured Overnight Financing Rate (“SOFR” or “SF”), the Canadian Dollar Offered Rate (“CDOR” or “C”), Canada Prime Rate (“CP”) or the U.S. Prime Rate (“Prime” or “P”). The one, three and six-month USD LIBOR were 0.45%, 0.96% and 1.47%, respectively, as of March 31, 2022. The SOFR, CDOR, CP and Prime were 0.29%, 1.26%, 2.70% and 3.50%, respectively, as of March 31, 2022.

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 83.7% of total assets as of the date of the consolidated schedule of investments.

(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of March 31, 2022.

(8)	Preferred equity investment is a non-income producing security.

(9)	Security is perpetual with no defined maturity date.

(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 230.0% of the Company’s net assets or 95.4% of the Company’s total assets, are subject to legal restrictions on sales.

(11)	The fair value of each investment was determined using significant unobservable inputs.

(12)	The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Floor, Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

(13)	Principal amount is non-USD denominated and is based in Canadian dollars.

(14)	Investment is a controlled affiliate investment as defined by the 1940 Act. On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.

(15)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 2.75% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.00% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)	On October 1, 2020, as part of a restructuring agreement between the Company and Arcole Acquisition Corp, the Company’s investments in first lien secured term loans to Arcole Acquisition Corp were converted into common shares of Arcole Holding Corp.

(19)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 2.00% PIK.

(20)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 9.00% PIK.

(21)	Investment earns 14.00% that converts to PIK on an annual basis and is recorded in interest and dividend receivable in the consolidated statements of assets and liabilities.

(22)	On January 24, 2022, as part of a restructuring agreement between the Company and PlayMonster LLC, the Company’s first lien secured term loan and delayed draw loan investments to PlayMonster LLC were converted into a new first lien secured term loan, preferred stock and common stock of Playmonster Group LLC.

(23)	Ownership of certain equity investments may occur through a holding company or partnership.

Contacts

Stuart Aronson
WhiteHorse Finance, Inc.
212-506-0500
saronson@higwhitehorse.com

or

Joyson Thomas
WhiteHorse Finance, Inc.
305-379-2322
jthomas@higwhitehorse.com

or

Robert Brinberg Rose & Company 212-257-5932 whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.